EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-KSB of Quick-Med Technologies, Inc. (the "Company") for the fiscal year ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nam H. Nguyen, Chief Financial Officer of the Company, hereby certify, pursuant Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  September 29, 2008                                                                                     /s/ Nam H. Nguyen
                    Nam H. Nguyen
                    Chief Financial Officer